Consolidated Balance Sheet
(In Thousands)
                                                               USBAN              JSB
                                                             March 31,         March 31,          PRO FORMA           PRO FORMA
                                                               1994              1994            ADJUSTMENTS          COMBINED

Assets
  Cash and due from banks                                       40,741          333,217                -                 43,958
  Interest bearings deposits with banks                            342            3,969                -                  4,311
  Federal funds sold                                             4,000               -                 -                  4,000
  Investment securities and investment securities
    available                                                  423,891          193,681            (4,266)              613,306
  Assets held in trust for collateralized mortgage
    obligation                                                  12,409               -                 -                 12,409
  Loans held for sale                                            7,780           15,864                -                 23,644
  Loans                                                        734,244          126,127               285               860,656
    Less:  Unearned Income                                       4,982               -                 -                  4,982
           Allowance for loan loss                              15,553            3,101                -                 18,654

    Net loans                                                  713,709          123,026               285               837,020
  Premises and equipment                                        16,771            2,612               302                19,685
  Accrued income receivable                                      9,238            2,369                -                 11,607
  Mortgage servicing purchased                                     -              7,681             1,613                 9,294
  Other assets                                                  16,572            6,855            23,188                46,615

    TOTAL ASSETS                                             1,245,453          359,274            21,122             1,625,849

Liabilities
  Non-interest bearing deposits                                129,167            9,814                -                138,981
  Interest bearing deposits                                    911,521          206,469            (4,239)            1,113,751
    Total Deposits                                           1,040,688          216,283            (4,239)            1,252,732

  Federal funds purchased and securities sold
    under agreements to repurchase                              24,194               -                 -                 24,194
  Other short-term borrowings                                   10,898           10,372                -                 21,270
  Advances from Federal Home Loan Bank                          26,271          105,430            (1,071)              130,630
  Collateralized mortgage obligation                            11,365               -                 -                 11,365
  Long-term debt                                                 3,105               -                 -                  3,105
  Other liabilities                                             14,008            1,876            23,175                39,059

    TOTAL LIABILITIES                                        1,130,529          333,961            17,865             1,482,355

STOCKHOLDERS' EQUITY
  Common Stock                                                  11,845            1,945               450                14,240
  Surplus                                                       70,955           15,074             6,598                92,627
  Retained Earnings                                             32,124            8,294            (3,791)               36,627

    TOTAL STOCKHOLDER'S EQUITY                                 114,924           25,313             3,257               143,494

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               1,245,453          359,274            21,122             1,625,849

/TABLE
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
                                                           USBAN                 JSB
                                                     Three months ended     Three months ended
                                                          March 31               March 31           PRO FORMA       PRO FORMA
                                                            1994                   1994            ADJUSTMENTS       COMBINED
INTEREST INCOME
  Interest and fees on loans                               15,055                 3,117                (21)           18,151
  Federal funds sold, securities purchased
    under agreements to resell, and
    interest bearing deposits with banks
  Investment securities and investment                         31                    25                                   56
    securities available for sale:
      Taxable                                               5,182                 2,319               (146)            7,355
      Tax exempt                                              526                   148                 --               674
  Assets held in trust for collaterized
    mortgage obligation                                       272                    --                 --               272

    Total Interest Income                                  21,066                 5,609               (167)           26,508

INTEREST EXPENSE
  Deposits                                                  7,343                 1,824                315             9,482
  Federal funds purchased, securities sold
    under agreements to repurchase, and
    other short-term borrowings                               122                    98                123               343
  Advances from Federal Home Loan Bank                        352                 1,125                117             1,594
  Collateralized mortgage obligation                          287                    --                 --               287
  Long-term debt                                               61                    --                 --                61

    Total Interest Expense                                  8,165                 3,047                555            11,767

NET INTEREST INCOME                                        12,901                 2,562               (722)           14,741
  Provision for loan losses                                   405                    --                 --               405

NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                12,496                 2,562               (722)           14,336
NON-INTEREST INCOME
  Trust fees                                                  718                    46                 --               764
  Net realized and unrealized gains
    (losses) on investment securities
    available for sale                                        271                  (447)                --              (176)
  Net realized gains on loans and loans
    held for sale                                              93                   524                 --               617
  Wholesale cash processing fees                              318                    --                 --               318
  Service charges on deposit accounts                         592                    44                 --               636
  Mortgage servicing income                                    --                   756                 50               806
  Other Income                                                664                   177                 --               841

    Total Non-Interest Income                               2,656                 1,100                 50             3,806

NON-INTEREST EXPENSE
  Balance and employee benefits                             5,343                 1,410                 --             6,753
  Net occupancy expense                                       988                   293                 --             1,287
  Equipment expense                                           803                     4                 --               807
  Professional fees                                           448                    --                 --               448
  FDIC deposit insurance expense                              587                   124                 --               711
  Other expense                                             2,471                   881                171             3,523

    Total Non-Interest Expenses                            10,640                 2,712                177            13,529

INCOME BEFORE INCOME TAXES
  AND CUMULATIVE EFFECT OF CHANGE
  IN ACCOUNTING PRINCIPLE                                   4,512                   950               (849)            4,613
    Provision for income taxes                              1,473                   315               (289)            1,499

NET INCOME BEFORE CUMULATIVE
  EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE                                      3,039                   635               (560)            3,114
  Cumulative effect of change in accounting
  principle - Adoption of SFAB #109                            --                    --                 --                --

NET INCOME                                                  3,039                   635               (560)            3,114
/TABLE
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
                                                                                       USBANCORP
Year Ended                                                                                      PRO FORMA           PRO FORMA
December 31, 1993                                         USBANCORP            JSB             ADJUSTMENTS           COMBINED
                                                                          (Dollars in Thousands, except per share date)
Interest Income
Interest and fees on loans                                  $60,715           $13,364          $  (560)             $ 73,519
Federal funds sold, securities purchased under
  agreements to resell and interest bearing
  deposits with banks                                           510               101             (125)                  486
Investment securities and investment securities
  available for sale
    Taxable                                                  21,494             8,777           (1,206)               29,065
    Tax-Exempt                                                1,670               361               -                  2,031
Assets held in trust for collateralized
  mortgage obligation                                         1,346                  -              -                  1,346

Total Interest Income                                       $85,735            $22,603          (1,891)             $106,447

Interest Expense
Deposits                                                     32,623              8,111             473                41,207
Federal funds purchased, securities sold under
  agreements to repurchase and other short-term
  borrowings                                                    359                430              -                    789
Advances from the Federal Home Loan Bank                      1,163              3,522            (462)                4,223
Collateralized mortgage obligation                            1,508                 -               -                  1,508
Long-term debt                                                  597                 99              -                    696
Total Interest Expense                                      $36,250            $12,162         $    11              $ 48,423

Net Interest Income                                          49,485             10,441          (1,902)               58,024
Provision for loan losses                                     2,400              1,102              -                  3,502

Net Interest Income After Provision
  For Loan Losses                                            47,085              9,339          (1,902)               54,522
Non-Interest Income
Trust fees                                                    2,578                211              -                  2,789
Net realized gains on investment securities and
  investment securities available for sale                      593                811              -                  1,404
Net realized gains on loans and loans held for sale             583              1,370              -                  1,953
Wholesale cash processing fees                                1,281                 -               -                  1,281
Service charges on deposit accounts                           2,771                360              -                  3,131
Mortgage servicing income                                        -               2,390            (158)                2,232
Other income                                                  2,344              1,440              -                  3,784

Total Non-Interest Income                                   $10,150            $ 6,582            (158)             $ 16,574

Non-Interest Expense
Salaries and employee benefits                              $19,952            $ 5,387         $    -               $ 25,339
Net occupancy expense                                         3,393                638              19                 4,050
Equipment Expense                                             2,608                512              -                  3,120
Professional fees                                             2,167                198              -                  2,365
FDIC deposit insurance expense                                2,157                571              -                  2,728
Other expense                                                10,438              3,694             959                15,091

Total Non-Interest Expense                                   40,715             11,000             978                52,693

Income Before Income Taxes and Cumulative
  Effect on Change in Accounting Principle                   16,520              4,921          (3,038)               18,403
Provision for income taxes                                    5,484              1,560            (825)                6,219
Income Before Cumulative Effect of Change
  in Accounting Principle                                   $11,036            $ 3,361         $(2,213)             $ 12,184

Per Common Share Data Before Cumulative
  Effect of Change in Accounting Principle
Primary:
  Net income                                                  $2.45              $1.73                                 $2.22
Average number of shares outstanding                      4,456,820          1,940,160                             5,438,434
Fully Diluted:
  Net income                                                  $2.41              $1.70                                 $2.19
  Average number of shares outstanding                    4,588,622          1,975,534                             5,570,236
Cash Dividends Declared                                       $0.86              $0.15                                 $0.86
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